Supplement dated October 1, 2012 to the Prospectus dated May 1, 2012 for policies issued by Pacific Life Insurance Company

Terms used in this supplement are defined in the prospectuses unless otherwise defined herein. “We,” “us” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the applicable prospectus, as supplemented.

On or about January 1, 2013, the portfolio manager of the Mid-Cap Equity portfolio is changed to the following:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Mid-Cap Equity	Seeks capital appreciation.	Scout Investments, Inc.